UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Kohlberg Capital Corporation

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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KOHLBERG CAPITAL CORPORATION
295 Madison Avenue, 6th Floor
New York, New York 10017

June [ ], 2008

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Kohlberg Capital Corporation to be held on Monday, July 21, 2008 at 10:00 a.m., Eastern Time, at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

It is important that your shares be represented at the special meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

Sincerely yours,

Dayl W. Pearson
President and Chief Executive Officer

Kohlberg Capital Corporation
Special Meeting of Shareholders
New York, New York

Monday, July 21, 2008
Meeting begins at 10:00 a.m. • Doors open at 9:30 a.m.
Offices of Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036

Principal executive offices of Kohlberg Capital Corporation:
295 Madison Avenue, 6th Floor, New York, New York 10017
(212) 455-8300

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Kohlberg Capital Corporation:

Notice is hereby given that a Special Meeting of Shareholders of Kohlberg Capital Corporation (“we,” “Kohlberg Capital” or the “Company”) will be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 on Monday, July 21, 2008 at 10:00 a.m., local time, for the following purposes, which are more completely set forth in the accompanying Proxy Statement:

1.
To approve a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock; and

2.	To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on June [ ], 2008 are entitled to notice of and to vote at the Special Meeting of Shareholders and any adjournments or postponements thereof.

By order of the Board of Directors,

Michael I. Wirth
Secretary

June [ ], 2008

YOUR VOTE IS IMPORTANT

We are offering registered shareholders the opportunity to vote their shares electronically through the Internet or by telephone. Please see the Proxy Statement and the enclosed proxy for details about electronic voting. You are urged to date, sign and promptly return the enclosed proxy, or to vote electronically through the Internet or by telephone, so that your shares may be voted in accordance with your wishes and so that the presence of a quorum may be assured. Voting promptly, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. Voting your shares by the enclosed proxy, or electronically, does not affect your right to vote in person in the event you attend the meeting. You are cordially invited to attend the meeting, and Kohlberg Capital requests that you indicate your plans in this respect in the space provided on the enclosed form of proxy or as prompted if you vote electronically.

Kohlberg Capital Corporation
Notice of Special Meeting of Shareholders,
Proxy Statement and Other Information

Contents

Page

Introduction	1

Voting Securities	1

Proposal to Authorize the Company, with Approval of Its Board of Directors, To Sell Shares of Its Common Stock or Warrants, Options or Rights To Acquire Its Common Stock at a Price below the Then Current Net Asset Value per Share of Such Stock	2

Control Persons and Principal Shareholders	4

Other Matters	6

i

KOHLBERG CAPITAL CORPORATION
295 Madison Avenue, 6th Floor
New York, New York
(212) 455-8300

PROXY STATEMENT

INTRODUCTION

The enclosed proxy, for use at a Special Meeting of Shareholders (this “Meeting”) to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York on Monday, July 21 and any adjournments or postponements thereof, is being solicited on behalf of the Board of Directors (the “Board”) of the Company. As used in this Proxy Statement, the terms “we,” “us,” “our ,” “Company” or “Kohlberg Capital” refer to Kohlberg Capital Corporation.

A shareholder may also choose to vote electronically by accessing the Internet site stated on the form of proxy or by using the toll-free telephone number stated on the form of proxy. The proxy may be revoked by the shareholder by giving notice of revocation to Kohlberg Capital in writing, by accessing the Internet site stated on the form of proxy, by using the toll-free telephone number stated on the form of proxy, or in person at the Meeting. A shareholder may also change his or her vote by executing and returning to the Company a later-dated proxy, by submitting a later-dated electronic vote through the Internet site stated on the form of proxy, by using the toll-free telephone number stated on the form of proxy or, or in person at the Meeting. All properly executed proxies received by the Board and all properly authenticated electronic votes recorded through the Internet or by telephone will be voted as directed by the shareholder. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the authorization of the Company, with approval of the Board, to sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below the Company’s then current net asset value per share (the “Proposal”).

The Proposal was previously submitted to a vote of the Company’s shareholders at the Company’s 2008 Annual Meeting of Shareholders (the “Annual Meeting”), and both Institutional Shareholder Services Inc. (“ISS”) and Proxy Governance, Inc. recommended that the Company’s shareholders vote in favor of the Proposal. ISS is a leading independent U.S. proxy advisory firm and its voting analyses and recommendations are relied upon by hundreds of major institutional investment funds, mutual funds and fiduciaries throughout the country. Proxy Governance, Inc. is a wholly-owned subsidiary of FOLIOfn that has been providing proxy advisory and voting services since 2005 to money managers, advisory firms and financial institutions. At the Annual Meeting, 9,776,147 shares (or approximately 86% of the shares voting on the Proposal) voted in favor of the Proposal, 1,495,045 shares voted against the Proposal, 97,482 shares abstained from voting on the Proposal, and there were 3,442,382 “broker non-votes” (shares present at the Annual Meeting and voting for certain routine discretionary matters at the Annual Meeting but for which the nominee or broker had received no authority to vote on the Proposal from the beneficial owner), which had the same effect as votes against the Proposal. As a result of the applicable voting standard, the Proposal was not approved at the Annual Meeting. Because no routine discretionary matters for which broker non-votes may be submitted will be considered at this Meeting, broker non-votes, if any, will be treated as not present at the Meeting and, thus, not entitled to vote with respect to the Proposal.

Kohlberg Capital will bear the expense of the solicitation of proxies for this Meeting. Solicitation of proxies may be made by mail, personal interview or telephone by officers, directors and other employees of the Company and by employees of the Company’s transfer agent, American Stock Transfer & Trust Company (“AST”). The Company will reimburse AST and the Company’s banks, brokers, and other custodians, nominees and fiduciaries for their reasonable costs in the preparation and mailing of proxy materials to shareholders. In addition, the Company may retain The Altman Group, a professional proxy soliciting firm, to assist in the solicitation of proxies and, if it does so, will pay such firm a fee estimated to be $6,000, plus reimbursement of out-of-pocket expenses.

The Internet and telephone procedures for voting and for revoking or changing a vote are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders that vote through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the shareholder.

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card were first mailed to shareholders on or about June [ ], 2008.

VOTING SECURITIES

Voting Rights

The record date for the determination of shareholders entitled to notice of and to vote at this Meeting was the close of business on June [ ], 2008 (the “Record Date”). On the Record Date, there were [ ] shares of common stock, par value $0.01 per share, the Company’s only voting securities, outstanding. Each share of common stock is entitled to one vote. Under the Company’s bylaws, the holders of a majority of the shares of common stock outstanding and entitled to vote at this Meeting shall constitute a quorum for the transaction of business at this Meeting. Shares of common stock represented in person or by proxy, including shares which abstain, will be counted for purposes of determining whether a quorum is present. As broker non-votes will be treated as not present at the Meeting and, thus, not entitled to vote with respect to the Proposal, they will not be counted for quorum purposes.

Vote Required

The affirmative vote of (i) the holders of a majority of the outstanding shares of common stock entitled to vote at this Meeting; and (ii) the holders of a majority of the outstanding shares of common stock entitled to vote at this Meeting that are not held by “affiliated persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company is required to approve the Proposal. For purposes of the Proposal, the 1940 Act defines “a majority of the outstanding shares” as: (i) 67% or more of the voting securities present at this Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the Company, whichever is less. Abstentions will be considered present at the Meeting and will have the effect of a vote against the Proposal. Broker non-votes will be treated as not present at the Meeting and, as a result, will have no effect on the Company’s ability to obtain the approval of 67% or more of the voting securities present at the Meeting but would have the same effect as a vote against the Proposal if the Company did not obtain the approval of 67% or more of the voting securities present and instead were seeking to obtain the affirmative vote of 50% of the outstanding voting securities of the Company. Unless otherwise indicated, the persons named in the proxy will vote all proxies in favor of the Proposal. If the Proposal is not approved, the Board will consider alternatives available at that time.

Additional Solicitation

If there are not enough votes to approve the Proposal at this Meeting, the shareholders who are represented may adjourn this Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy, whether or not a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the Proposal, to permit the further solicitation of proxies. Abstentions and broker non-votes, if any, will not have any effect on the result of the vote for adjournment.

PROPOSAL TO AUTHORIZE THE COMPANY, WITH APPROVAL OF ITS BOARD OF DIRECTORS, TO SELL SHARES OF ITS COMMON STOCK OR WARRANTS, OPTIONS OR RIGHTS TO ACQUIRE COMMON STOCK AT A PRICE BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE OF SUCH STOCK

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (a “BDC”) under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock, subject to certain exceptions. One of these exceptions permits the sale of common stock or warrants, options or rights to acquire common stock at a prime below the then current net asset value per share of such stock if the sale is approved by holders of a majority of the Company’s outstanding voting securities and by the holders of a majority of the Company’s outstanding voting securities who are not “affiliated persons” (as defined in the 1940 Act) of the Company within one year immediately prior to any such sale.

Pursuant to the Proposal, the Company is seeking the approval of its shareholders so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock, subject to certain conditions discussed below. Such a sale may be to third parties, current shareholders or affiliates of the Company. If approved, the authorization would be effective for a period expiring on the one-year anniversary of the date of the shareholder approval (although warrants, options and rights issued pursuant to this authority may be exercised after the end of the one-year period). There is no limitation on the number of shares of common stock the Company may issue pursuant to this Proposal. If any warrants, options or rights to acquire the Company’s common stock are issued, the terms of such securities, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters, will be determined by the Board.

Reasons to Offer Common Stock or Warrants, Options or Rights to Acquire Common stock at a Price Below Net Asset Value

The Company believes that market conditions will continue to provide attractive opportunities to deploy capital. Over the past several months, U.S. credit markets, including middle market lending, have experienced significant turbulence spurred in large part by the sub-prime residential mortgage crisis and concerns generally about the state of the U.S. economy. This has led to significant stock price volatility for capital providers such as the Company and has made access to capital more challenging. However, the change in market conditions also has had beneficial effects for capital providers, including more reasonable pricing of risk and more appropriate contractual terms. Accordingly, for firms that continue to have access to capital, the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. The Company’s ability to take advantage of these opportunities is dependent upon its access to equity capital.

        As a BDC and a regulated investment company (“RIC”) for tax purposes, the Company is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to shareholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than 1:1, which requires the Company to finance its investments with at least as much equity as debt in the aggregate. The Company maintains sources of liquidity through a portfolio of liquid assets and other means, but generally attempts to remain close to fully invested and does not hold substantial cash for the purpose of making new investments. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.

       The following table sets forth the range of high and low closing prices of our common stock as reported on The Nasdaq Global Select Market since our initial public offering and the closing sales price as a percentage of net asset value. On June [ ], 2008, the last reported closing sale price of our common stock was $[ ] per share.

The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions and as such do not necessarily represent actual transactions.

		Price Range				Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV
	NAV (1)	High		Low
2006
Fourth Quarter (December 11, 2006 through December 31, 2006)	$14.29		$17.45		$15.79	122.1%	110.5%
2007
First quarter (January 1, 2007 through March 31, 2007)	$14.78		$18.00		$15.05	121.8%	101.8%
Second quarter (April 1, 2007 through June 30, 2007)	$15.39		$19.68		$15.75	127.9%	102.3%
Third quarter (July 1, 2007 through September 30, 2007)	$14.77		$19.10		$13.65	129.3%	92.4%
Fourth quarter (October 1, 2007 through December 31, 2007)	$14.38		$15.49		$10.00	107.7%	69.5%
2008
First quarter (January 1, 2008 through March 31, 2008)	$13.98		$12.99		$9.56	92.9%	68.4%
Second quarter (April 1, 2008 through June [ ], 2008)	(2)	$	[ ]	$	[ ]	(2)	(2)

(1)
Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset value shown is based on outstanding shares at the end of the applicable period.

(2)	Net asset value has not yet been calculated for this period. We generally determine the net asset value per share of our common stock on a quarterly basis.

Although the Company has in the past experienced a share price above the net asset value, there can be no assurance that this will occur, and, in fact, recently the Company’s share price has been well below net asset value. The unprecedented nature of the current credit market dislocation and uncertainty surrounding the U.S. economy has led to significant stock market volatility, particularly with respect to the stock of financial services companies. During times of increased price volatility, the Company’s common stock may periodically trade at a smaller premium or below its net asset value, which is not uncommon for BDCs like the Company. The Company’s common stock at various times in recent months has traded below the net asset value. As noted above, however, the current market dislocation has created, and we believe will continue to create, favorable opportunities to invest, including opportunities that, all else being equal, may increase net asset value over the longer-term, even if financed with the issuance of common stock or warrants, options or rights to acquire the Company’s common stock at below net asset value. Shareholder approval of the Proposal will provide the Company with greater flexibility to invest in such opportunities.

The Board believes that having the flexibility to issue its common stock or warrants, options or rights to acquire the Company’s common stock at below net asset value in certain instances is in the best interests of shareholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay steady or increasing dividends to shareholders could be adversely affected. It could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell, and such sales could occur at disadvantageous times.

Conditions to Sales Below Net Asset Value

If shareholders approve the Proposal, the Company will only sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock if the following conditions are met:

•	a “required majority” of the Company’s directors have determined that any such sale would be in the best interest of the Company and its shareholders; and

•
a “required majority” of the Company’s directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount.

A “required majority” of directors means both a majority of the Company’s directors who have no “financial interest” in the transaction and a majority of the Directors who are not “interested persons” of the Company within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”). For these purposes, Directors will not be deemed to have a financial interest solely by their ownership of Company stock.

Even if the Proposal is approved, the Company will not be required to sell any common stock or warrants, options or rights to acquire its common stock.

Key Shareholder Considerations

Before voting on the Proposal or giving proxies with regard to this matter, shareholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock. Any sale of common stock or warrants, options or rights to acquire common stock at a price below the then current net asset value per share of such stock would result in an immediate dilution to existing common shareholders. This dilution would include reduction in the net asset value per share as a result of the issuance of shares at a price below the net asset value per share and a proportionately greater decrease in a shareholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. The Board will consider the potential dilutive effect when considering whether to authorize any such issuance.

Shareholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock or warrants, options or rights to acquire common stock proposed to be authorized for issuance, and thus any future issuance of common stock or warrants, options or rights to acquire common stock may dilute such shareholders’ holdings of common stock as a percentage of shares outstanding to the extent shareholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if current shareholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

If the Proposal is approved by the shareholders, the Company will be permitted, but not required or otherwise obligated, to sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of such stock until the one-year anniversary of the date of the shareholder approval. If the Proposal is not approved, the Company may be unable to raise capital when it would be beneficial and desirable, or may be limited in the manner in which it raises capital (for example, by being required to utilize a rights offering).

The affirmative vote of (i) the holders of a majority of the outstanding shares of common stock entitled to vote at this Meeting; and (ii) the holders of a majority of the outstanding shares of common stock entitled to vote at this Meeting that are not held by “affiliated persons” (as defined in the 1940 Act) of the Company is required to approve the Proposal. For purposes of the Proposal, the 1940 Act defines “a majority of the outstanding shares” as: (i) 67% or more of the voting securities present at this Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the Company, whichever is less. Abstentions will be considered present at the Meeting and will have the effect of a vote against the Proposal. Broker non-votes will be treated as not present at the Meeting and, as a result, will have no effect on the Company’s ability to obtain the approval of 67% or more of the voting securities present at the Meeting but would have the same effect as a vote against the Proposal if the Company did not obtain the approval of 67% or more of the voting securities present and instead were seeking to obtain the affirmative vote of 50% of the outstanding voting securities of the Company. Unless otherwise indicated, the persons named in the proxy will vote all proxies in favor of the Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK DURING THE NEXT YEAR AT A PRICE BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of June [ ], 2008, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each named executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options that are currently exercisable or exercisable within 60 days of June [ ], 2008 are deemed to be outstanding and beneficially owned by the person holding such options. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on [ ] shares of common stock outstanding as of June [ ].

Unless otherwise indicated, to our knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name and Address	Number of Shares	Percentage of Class		Dollar Range of Equity Securities(1)
Principal Shareholders:
Franklin Resources, Inc.(2) One Franklin Parkway, San Mateo, California 94403-1906	1,290,181	[ ]	%

Systematic Financial Management, L.P.(3) 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, New Jersey 07666	1,011,521	[ ]	%

T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street, Baltimore, Maryland 21202	1,560,700	[ ]	%

Directors and Executive Officers:
Independent Directors
C. Michael Jacobi	14,167	[ ]	%	>$100,000
Albert G. Pastino	2,170	[ ]	%	$10,001-$50,000
C. Turney Stevens	1,500	[ ]	%	$10,001-$50,000
Gary Cademartori	1,997	[ ]	%	$10,001-$50,000

Non-Independent Directors(5)
James A. Kohlberg(6)(8)	2,082,927	[ ]	%	>$100,000
Christopher Lacovara(7)(8)	652,134	[ ]	%	>$100,000
Samuel P. Frieder(7)(8)	494,634	[ ]	%	>$100,000

Executive Officers
E.A. Kratzman(8)	94,272	[ ]	%	>$100,000
Michael I. Wirth(8)(9)	46,559	[ ]	%	>$100,000
Dayl W. Pearson(8)(10)	66,919	[ ]	%	>$100,000
R. Jon Corless(8)	40,452	[ ]	%	>$100,000
John M. Stack(8)	14,635	[ ]	%	>$100,000

Directors and Executive Officers as a Group (12 persons)	3,512,366	[ ]	%	>$100,000

*	Less than 1%.

(1)	Pursuant to the applicable SEC rules, the dollar range of equity securities is given as of December 31, 2007.

(2)
The information regarding Franklin Resources, Inc. is based solely on information included in the Schedule 13G filed by Franklin Resources, Inc. with the SEC on January 31, 2008. Franklin Resources, Inc. reported that each of Charles B. Johnson and Rupert H. Johnson, Jr. owns in excess of 10% of its outstanding common stock and that Franklin Advisory Services, LLC, Franklin Advisers, Inc. and Franklin Templeton Portfolio Advisors, Inc. have the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, 515,000, 459,439 and 315,742 shares of our common stock, respectively.

(3)
The information regarding Systematic Financial Management, L.P. is based solely on information included in the Schedule 13G filed by Systematic Financial Management, L.P. with the SEC on February 15, 2008. Systematic Financial Management, L.P. indicated that it has sole dispositive power as to 1,011,521 shares of our common stock and has sole voting power as to 547,021 of those shares.

(4)
The information regarding T. Rowe Price Associates, Inc. is based solely on information included in Amendment No. 1 to Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 13, 2008. T. Rowe Price Associates, Inc. indicated that it has sole dispositive power as to 1,560,700 shares of our common stock and has sole voting power as to 962,700 of those shares.

(5)	Messrs. Lacovara, Kohlberg and Frieder are interested persons, as defined in section 2(a)(19) of the 1940 Act, because they are officers of the Company.

(6)
Includes 1,258,000 shares of common stock held by the KKAT Entities as follows: 300,000 shares of common stock held by KKAT Acquisition Company III, LLC, 210,000 shares of common stock held by KKAT Acquisition Company IV, LLC, 221,333 shares of common stock held by KKAT Acquisition Company V, LLC, 300,000 shares of common stock held by KKAT Acquisition Company VII, LLC and 226,667 shares of common stock held by KKAT Acquisition Company VIII, LLC, as to which Mr. Kohlberg has both voting and dispositive power. Mr. Kohlberg disclaims beneficial ownership of the shares held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC (collectively, the “KKAT Entities”), except to the extent of his pecuniary interest therein. Excludes shares of our common stock owned by KAT Associates, LLC. Mr. Kohlberg is a beneficiary under certain trusts that are members of KAT Associates, LLC and, as such, may have a pecuniary interest in a portion of such shares.

(7)
Excludes shares of common stock held by the KKAT Entities. Messrs. Lacovara and Frieder are members of the KKAT Entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT Entities. Messrs. Lacovara and Frieder disclaim beneficial ownership of the shares held by the KKAT Entities except to the extent of their respective pecuniary interests therein.

(8)
Includes shares of common stock issuable pursuant to options granted under our Equity Incentive Plan that are exercisable within 60 days of June [ ], 2008, as follows: 125,000, 62,500, 50,000, 37,500, 25,000, 12,500, 2,500 and 2,500 shares to Messrs. Lacovara, Pearson, Kratzman, Wirth, Corless, Stack, Kohlberg and Frieder, respectively.

(9)
Includes 280 shares of common stock held by Mr. Wirth, as custodian for his son and daughter under the Uniform Gifts to Minors Act (the “UGMA”), and 876 shares of common stock held by Mr. Wirth’s wife, for which Mr. Wirth disclaims beneficial ownership.

(10)
Includes 118 shares of common stock held by Mr. Pearson, as custodian, for his daughter under the UGMA, for which Mr. Pearson disclaims beneficial ownership. Excludes 118 shares of common stock held by Mr. Pearson’s son, for which Mr. Pearson disclaims beneficial ownership.

OTHER MATTERS

Attending the Meeting

This Meeting will take place at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036.

Shareholder Proposals

A shareholder wishing to submit a proposal for inclusion in the proxy statement for a special meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, should send such written proposal to the Corporate Secretary of the Company within a reasonable time before the solicitation of proxies for such meeting. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement.

Communications to the Board

Shareholders may communicate with the Board or one or more directors by sending a letter addressed to the Board or to any one or more directors, c/o Corporate Secretary, Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017, in an envelope clearly marked “Shareholder Communication.” The Corporate Secretary’s office will forward such correspondence unopened to one or more members of the Board, unless the envelope specifies that it should be delivered to a specific director.

 “Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Kohlberg Capital Corporation, Investor Relations, 295 Madison Avenue, 6th Floor, New York, New York 10017, or calling Investor Relations at (212) 455-8300.

Annual Report

The Company will furnish, without charge, a copy of its 2007 annual report, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, to a shareholder upon request directed to Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017, Attention: Michael I. Wirth, Secretary or by telephone by calling collect at (212) 455-8300. The Annual Report with exhibits is also available at no cost through the SEC’s EDGAR database available at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting To Be Held on July 21, 2008: The Proxy Statement is available at www.kohlbergcap.com.

General Information

Management knows of no other business which may be properly brought before this Meeting. However, if any other matters shall properly come before this Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters. Shareholders may contact the Company by mail to Kohlberg Capital Corporation, Investor Relations, 295 Madison Avenue, 6th Floor, New York, New York 10017, or by calling Investor Relations at (212) 455-8300 for directions to attend this Meeting and vote in person.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the meeting in person, you are urged to fill in, sign and return the proxy in the enclosed stamped, self-addressed envelope or to vote electronically or by telephone by using the toll-free telephone number stated on the form of proxy and as further described on page 1 of this Proxy Statement.

By order of the Board.

Michael I. Wirth
Secretary

SPECIAL MEETING OF SHAREHOLDERS OF

KOHLBERG CAPITAL CORPORATION

July 21, 2008

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030000000000001000 3 072108

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

I hereby revoke all proxies heretofore given by me to vote at said meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the authorization of the Company, with approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below the Company's then current net asset value per share of such stock.

Please check here if you plan to attend this meeting ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

KOHLBERG CAPITAL CORPORATION

July 21, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030000000000001000 3 072108

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

I hereby revoke all proxies heretofore given by me to vote at said meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the authorization of the Company, with approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below the Company's then current net asset value per share of such stock.

Please check here if you plan to attend this meeting ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

KOHLBERG
CAPITAL CORPORATION

KOHLBERG CAPITAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR SPECIAL SHAREHOLDER MEETING

July 21, 2008 10:00 a.m. ET

The undersigned hereby constitutes and appoints Dayl W. Pearson and Michael I. Wirth, and each of them, their true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at a Special Meeting of Shareholders of Kohlberg Capital Corporation to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 on Monday, July 21, 2008 and at any adjournments thereof on all matters coming before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote these shares unless you either sign and return this card or vote electronically or by telephone.

(Continued and to be signed on the reverse side)

COMMENTS:

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